UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 30, 2018

ONE STOP SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38371	33-0885351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2235 Enterprise Street #110

Escondido, California 92029

(760) 745-9883

(Address and Telephone Number of Registrant’s Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 30, 2018, One Stop Systems, Inc. (the “Company”) entered into a Seventh Amendment to Lease (the “Lease Amendment”), dated for reference purposes as of July 24, 2018, with its landlord to (i) amend its existing lease (the “Lease”) on its principal offices at 2235 Enterprise Street (the “Existing Premises”), (ii) to extend the Lease term on the Existing Premises and (iii) to expand the square footage of its principal offices on the same site as its Existing Premises (the “Expansion Premises”).

Existing Premises

The Lease Amendment provides for the extension of the Lease on the Existing Premises for seventy-two (72) months, beginning on September 1, 2018 and expiring August 31, 2024. The monthly base rent for the Existing Premises, which consists of 17,911 square feet, shall be as follows:

Dates	Monthly Base Rent Per Square Foot	Monthly Base Rent
September 1, 2018 to August 31, 2019	$0.95	$17,015.45
September 1, 2019 to August 31, 2020	$0.98	$17,525.91
September 1, 2020 to August 31, 2021	$1.01	$18,051.69
September 1, 2021 to August 31, 2022	$1.04	$18,593.24
September 1, 2022 to August 31, 2023	$1.07	$19,151.04
September 1, 2023 to August 31, 2024	$1.10	$19,725.57

Expansion Premises

As for the Expansion Premises, the Company has agreed to lease an additional 6,121 square feet of office space at the site of its principal offices. The Expansion Premises Commencement Date (“EPCD”) shall mean the earlier of (a) substantial completion of tenant improvement and (b) February 1, 2019. The term of the Lease of the Expansion Premises shall terminate concurrently with the Existing Premises on August 31, 2024. The monthly base rent for the Expansion Premises shall be as follows:

Dates	Monthly Base Rent Per Square Foot	Monthly Base Rent
EPCD to August 31, 2019	$0.95	$5,814.95
September 1, 2019 to August 31, 2020	$0.98	$5,989.40
September 1, 2020 to August 31, 2021	$1.01	$6,169.08
September 1, 2021 to August 31, 2022	$1.04	$6,354.15
September 1, 2022 to August 31, 2023	$1.07	$6,544.78
September 1, 2023 to August 31, 2024	$1.10	$6,741.12

The foregoing description of the terms of the Lease Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease Amendment, a copy of which is attached hereto as Exhibit 10.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Seventh Amendment to Lease, dated as of July 24, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE STOP SYSTEMS, INC.

Dated: August 3, 2018	By:	/s/ Steve Cooper
Steve Cooper
President, Chief Executive Officer and Chairman